Exhibit 99.1

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT


                      GENERAL ELECTRIC CAPITAL CORPORATION

                     _______________________________________

                          JCP MASTER CREDIT CARD TRUST
                     _______________________________________


                         5.50% ASSET BACKED CERTIFICATES
                               SERIES E (Class A)
                               CUSIP NO. 466115AE2


           Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as amended by Amendment No. 1 dated as of December 15, 1997 and Amendment No. 2 dated as of December 15, 1999 and as supplemented by the Series A, Series B, Series C, Series D and Series E Supplements thereto (as so amended and supplemented, the "Pooling and Servicing Agreement"), by and among JCP Receivables Inc., JCPenney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), General Electric Capital Corporation (as the successor and assign of JCPenney pursuant to the Assignment and Assumption Agreement dated as of December 6, 1999) is required to prepare certain Information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The Information which is required to be prepared with respect to the Distribution Date of January 17, 2003, and with respect to the performance of the Trust during the month of December 2002 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Class A of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

          A. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount) for Class A of this Series.

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                    1.        The total amount of the distribution to
                              Certificateholders per $1,000 original Certificate
                              Principal amount ....................................           $ 4.58


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                    2.        The amount of the distribution set forth in
                              paragraph 1 above allocable to Certificate
                              Principal, per $1,000 original Certificate
                              Principal amount.....................................           $ 0.00


                    3.        The amount of the distribution set forth in
                              paragraph 1 above allocable to Certificate
                              Interest, per $1,000 original Certificate
                              Principal amount.....................................           $ 4.58


          B.        Information Regarding the Performance of the Trust.

                    1.        Collection of Principal Receivables

                              (a)       The aggregate amount of Collections of
                                        Principal Receivables processed which
                                        were allocated in respect of the
                                        Certificates of Class A of this
                                        Series.....................................    $ 120,459,495


                              (b)       The Discounted Percentage in Respect of
                                        the Collections of Principal Receivables
                                        set forth in paragraph 1.(a)above..........            0.00%

                              (c)       The net amount of Collections of
                                        Principal Receivables processed which
                                        were allocated in respect of the
                                        Certificates of Class A of this
                                        Series.....................................    $ 120,459,495


                    2.        Collection of Finance Charge Receivables

                              (a)       The aggregate amount of Collections of
                                        Finance Charge Receivables processed
                                        which were allocated in respect of the
                                        Certificates of Class A of this
                                        Series.....................................     $ 16,992,235



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                              (b)       The aggregate amount of Discount Option
                                        Receivable Collections which were
                                        allocated in respect of the Certificates
                                        of Class A of this Series..................           $ 0.00

                              (c)       The portion of Collections of Finance
                                        Charge Receivables set forth in
                                        paragraph 2.(a) above which were
                                        allocated in respect of the Certificates
                                        of other Series............................           $ 0.00

                              (d)       The net amount of Collections of Finance
                                        Charge Receivables which were allocated
                                        in respect of the Certificates of Class
                                        A of this Series...........................     $ 16,992,235


                    3.        Net Recoveries

                              The aggregate amount of Net Recoveries which were
                              allocated in respect of the Certificates of Class
                              A of this Series.....................................           $ 0.00


                    4.        Principal Receivables in the Trust

                              (a)       The aggregate amount of Principal
                                        Receivables in the Trust as of the end
                                        of the day on the last day of such month
                                        (which reflects the Principal
                                        Receivables represented by the JCPR
                                        Amount and by the Aggregate Investor
                                        Amount)....................................  $ 1,476,582,410

                              (b)       The amount of Principal Receivables in
                                        the Trust represented by the Aggregate
                                        Investor Amount as of the end of the day
                                        on the last day of such month..............    $ 792,682,926


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                              (c)       The Aggregate Investor Amount set forth
                                        in paragraph 4(b) above as a percentage
                                        of the aggregate amount of Principal
                                        Receivables set forth in paragraph 4(a)
                                        above......................................           53.68%

                              (d)       The Aggregate Investor Amount for Class
                                        A of this Series as a percentage of the
                                        aggregate amount of Principal
                                        Receivables in the Trust as set forth in
                                        paragraph 4(a) above.......................           44.02%











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                    5.        Delinquent Balances

                              The aggregate amount of outstanding balances in the Accounts in the Trust which were delinquent as of the end of the day on the last day of such month:

                                                                                          Aggregate
                                                                                       Account Balance
                                                                                       ---------------

                                      (a)1month: .................................. $     69,079,576
                                      (b)2months:..................................       20,921,432
                                      (c)3months: .................................       14,701,711
                                      (d)4months:..................................       10,121,554
                                      (d)5months:..................................        8,368,322
                                      (d)6months:..................................        5,556,188

                                                                       Total:       $    128,748,783

                    6.        Investor Default Amount

                              The aggregate amount of the Investor Default
                              Amount which was allocated in respect of the
                              Certificates of Class A of this
                              Series...............................................      $ 5,598,586


                    7.        Investor Charge Offs; Reimbursement of Charge Offs

                              (a)       The aggregate amount of Investor Charge
                                        Offs which was allocated in respect of
                                        the Certificates of Class A of this
                                        Series.....................................           $ 0.00

                              (b)       The amount of the Investor Charge Offs
                                        set forth in paragraph 7(a) above, per
                                        $1,000 original Certificate Principal
                                        amount (which will have the effect of
                                        reducing pro rata, the amount of each
                                        Certificateholder's investment)
                                        allocated to Class A of this Series........           $ 0.00


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                              (c)       The aggregate amount reimbursed to the
                                        Trust in the current month from drawings
                                        under the Letter of Credit in respect of
                                        Investor Charge Offs in prior
                                        months.....................................           $ 0.00

                              (d)       The amount set forth in paragraph 7(c)
                                        above, per $1,000 original Certificate
                                        Principal amount (which will have the
                                        effect of increasing, pro rata, the
                                        amount of each Certificateholder's
                                        investment) allocated to Class A of this
                                        Series.....................................           $ 0.00


                    8.        Investor Monthly Servicing Fee

                              The amount of the Investor Monthly Servicing Fee
                              for Class A of this Series for the preceding
                              Monthly Period payable by the Trust to the
                              Servicer ............................................      $ 1,083,333


                    9.        Investor Monthly Facility Fee

                              The amount of the Investor Monthly Facility Fee
                              for Class A of this Series for the preceding
                              Monthly Period payable by the Trust to JCPR..........           $ 0.00


                    10.       Available L/C Amount

                              The Available L/C Amount as of the close of
                              business on the Distribution Date specified above
                              for Class A of this Series...........................           $ 0.00



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          C.        The Pool Factor.

                              The Pool Factor (which represents the ratio of the
                              Adjusted Investor Amount for Class A of this
                              Series as of the end of the last day of such month
                              to the applicable Initial Investor Amount). (The
                              amount of a Certificateholder's pro rata share of
                              the Investor Amount can be determined by
                              multiplying the original denomination of the
                              Holder's Certificate by the Pool Factor).............         1.000000

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                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Servicer


                              By: /s/ Bruce E. Mattox
                                  ---------------------------------------
                                  Title: Attorney-in-Fact






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